ASSET ACQUISITIONS AND BUSINESS COMBINATIONS	6 Months Ended
Jun. 30, 2022
ASSET ACQUISITIONS AND BUSINESS COMBINATIONS
Asset Acquisitions And Business Combinations

8. ASSET ACQUISITIONS AND BUSINESS COMBINATIONS

Just Brands LLC and High Roller Private Label LLC (collectively “JustCBD”) business combination

On February 24, 2022, Flora Growth U.S. Holdings Corp., a wholly-owned subsidiary of the Company, completed the acquisition of 100% of the outstanding equity interests in each of (i) Just Brands LLC and (ii) High Roller Private Label LLC for total purchase consideration of $34.6 million. JustCBD is a manufacturer and distributor of consumable cannabinoid products, including gummies, tinctures, vape cartridges, and creams. JustCBD is based in Florida in the United States and was formed in 2017. The Company acquired JustCBD to expand its product offerings, accelerate its revenue growth, expand its customer and distribution footprints in the United States and for the acquisition of human capital through JustCBD’s management team.

The purchase consideration was comprised of $16.0 million of cash, 9.5 million common shares of the Company valued at $14.7 million, inclusive of a 15% fair value discount for the required six-month holding period of the shares, and $4.0 million of contingent purchase consideration. The contingent purchase consideration is based on a clause in the purchase agreement that provides that if at any time during the 24 months following the acquisition date, the five-day volume weighted average price (“VWAP”) per share of the Company’s common shares as quoted on the Nasdaq Capital Market fails to equal or exceed $5.00, then the Company shall issue a number of additional common shares to the sellers equal to the difference between (x) a fraction, the numerator of which is $47.5 million and the denominator of which is the highest five day VWAP at any point during the 24 months following the closing and (y) the 9.5 million common shares delivered to the sellers at the closing. In no event shall the Company be required to issue more than 3.65 million common shares unless it shall have obtained the consent of the Company’s shareholders to do so. In the event the Company is required to deliver in excess of 3.65 million shares to the sellers (“Excess Shares”) and the Company shall not have obtained shareholder consent, the Company may deliver cash to the sellers in lieu of such Excess Shares determined by a formula set forth in the purchase agreement. The contingent purchase consideration is classified as a financial liability within other long-term liabilities on the statement of financial position as the Company may be required to settle any amounts due in cash instead of common shares if the Company’s common shareholders do not provide requisite shareholder approval to issue additional common shares.

The fair value of the contingent purchase consideration was determined using a Monte Carlo simulation incorporating Brownian motion with 100,000 trials through a binomial lattice model. The significant inputs to the valuation include the two year time period, the Company’s closing share price at February 24, 2022 ($1.82), estimated Company common share volatility (100%), and risk free rate of 1.5% to discount the ending result to present value.

The amounts recognized as at the acquisition date for each major class of assets acquired and liabilities assumed are as follows:

(Thousands of United States dollars)
Current assets
Cash	$535
Trade receivables	975
Inventory	5,534
Other current assets	540

Non-current assets
Property, plant, and equipment	537
Right of use assets	772
Other non-current assets	127
Intangible asset	4,757
Goodwill	24,869
Total assets	$38,646

Current liabilities
Trade payables and accrued liabilities	$(2,273)
Current lease liabilities	(644)
Provision for sales tax	(982)
Other current liabilities	(99)
Total liabilities	$(3,998)
Total net assets acquired	$34,648

The fair value of the trade receivables reflects a $291,000 discount to the gross contractual amounts as allowance for potentially uncollectible amounts. Since the acquisition date through June 30, 2022, JustCBD revenue was $10.0 million with net loss and comprehensive loss of $0.4 million.

The intangible assets of $4.8 million are comprised of the following categories and estimated useful lives: tradenames of $3.4 million for eight to nine years, customer relationships of $1.2 million for five to seven years, and know-how of $0.2 million for three years. The Company expects the goodwill and intangible asset values to be deductible for Unites States income tax purposes.

If JustCBD was acquired at January 1, 2022, the combined revenue and net loss of JustCBD and the Company would have increased approximately $5.2 million and $1.6 million, respectively.

Acquisition of Minority interests

On January 18, 2022, the Company acquired the remaining 10% of the outstanding equity interests in Flora Beauty LLC from its minority shareholder in exchange for 100,000 common shares of the Company and a stock option exercisable for up to 50,000 common shares of the Company at an exercise price of $1.70 per share that expire five years from the date of the grant.

On January 31, 2022, the Company completed its acquisition of Breeze by acquiring the remaining 10% of the equity interests in Breeze from its minority shareholders in exchange for 30,282 common shares of the Company.